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                                                                   EXHIBIT 10.22

                   AMENDMENT NO. 2 TO MEMBERSHIP REGULATIONS

     The undersigned members of SATURN ELECTRONICS TEXAS, L.L.C. (the "Company") hereby amend the Membership Regulations of the Company dated February 25, 1998, as amended by an Amendment No. 1 dated September 21, 1998 (the "Regulations") as follows:

1. Creation of New Class of Interests. The Members hereby create two classes of Interests by deleting the definition of "Interest" in Section I of the Regulations and replacing it with the following definition:

     "Interest" means a Member's share of the Profits and Losses of, and the right to receive distributions from, the Company. The Interests of the Company shall consist of two classes, Voting Interests and Non-Voting Interests. The Voting Interests shall have full voting rights. The Non-Voting Interests shall be identical to the Voting Interests except that Members holding Non-Voting Interests shall have no voice or vote in any matter requiring the consent or approval of the Members under these Regulations, the Act or otherwise, including, but not limited to, no right to vote on or approve the matters specified in Section 5.1.3 of these Regulations."

2. Amendment of Other Definitions and New Definitions. The definitions of "Membership Rights" and "Percentage" set forth in Section I of the Regulations are deleted and replaced with the following definitions, and new definitions for "Non-Voting Interest," "Voting Class Percentage" and "Voting Interest" are added:

     "Membership Rights" means all of the rights of a Member in the Company, including a Member's: (i) right to a share of the Profits and Losses of, and to receive distributions from, the Company; (ii) right to inspect the Company's books and records; (iii) right to participate in the management and affairs of, and to vote on matters coming before, the Company to the extent set forth in these Regulations; provided, however, Members holding Non-Voting Interests shall not have the rights specified in this subsection
     (iii); and (iv) unless these Regulations or the Articles of Organization provide to the contrary, right to act as an agent of the Company."

     "Non-Voting Interest" means an Interest in the Company which does not have voting rights and which is described in the definition of "Interest."

     "Percentage" means, as to a Member, the percentage set forth after the Member's name on Exhibit A under the column "Total Percentages," as amended from time to time, and as to any holder of any Interest who is not a Member, the Percentage of the Member whose Interest has been acquired by such holder, to the extent the holder has succeeded to that Member's Interest.


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        "Voting Class Percentage" means, as to a Member, the percentage of
        Voting Interests set forth after the Member's name on Exhibit A under the column "Class Percentages."

        "Voting Interest" means an Interest in the Company which has voting rights and which is described in the definition of "Interest."

3. Meetings of and Voting by Members. Subsections 5.2.1 and 5.2.2 of the Regulations are deleted in their entireties and amended to read as follows:

        "5.2.  Meetings of and Voting by Members.

        5.2.1. A meeting of the Members may be called at any time by the Manager or by those Members holding at least thirty percent
               (30%) of the Voting Class Percentages then held by Members holding Voting Interests. Meetings of Members shall be held at the Company's registered office or at any place in Southeastern Michigan designated by the Person calling the meeting. Not less than three (3) nor more than thirty (30) days before each meeting, the Person calling the meeting shall give written notice of the meeting to each Member entitled to vote at the meeting. The notice shall state the time, place, and purpose of the meeting. Notwithstanding the foregoing provisions, each Member who is entitled to notice waives notice if before or after the meeting the Member signs a waiver of the notice that is filed with the records of Members' meetings, or is present at the meeting in person or by proxy. Unless these Regulations provide otherwise, at a meeting of Members, the presence in person or by proxy of Members holding not less than seventy-five percent
               (75%) of the Voting Class Percentages then held by Members holding Voting Interests constitutes a quorum. A Member may vote either in person or by written proxy signed by the Member or by its duly authorized attorney in fact.

        5.2.2. Wherever these Regulations require the determination or approval of the Members as set forth in Section 5.1.3, the affirmative vote of Members holding seventy-five percent (75%) or more of the Voting Class Percentages then held by Members holding Voting Interests shall be required to approve the matter."

4. Management Incentives. The following is added to the end of Section 6.5 of the Regulations:

        "Any Interests granted by the Company and/or Transferred by the Members as part of any management incentive program shall consist solely of Non-Voting Interests."

5. Dissolution. Section 7.1 of the Regulations is deleted in its entirety and amended to read

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         as follows:

         "7. 1. Events of Dissolution.
         The Company shall be dissolved and its affairs wound up upon the happening of any of the following events:

         7.1.1. When the period fixed for its duration in the Articles has expired; or

         7.1.2. upon the written agreement of the Members holding Voting Interests; or

         7.1.3. upon the written request of any Member holding more than thirty percent (30%) of the Voting Class Percentages if the products manufactured and/or sold by the Company do not qualify for minority sourced credit by the original equipment manufacturers ultimately purchasing the products. Before such written request is made, the Members shall use their best efforts to requalify such products for minority sourced credit within one hundred eighty (180) days. In the event the disqualification is the result of the existing ownership structure of the Company as of February 25, 1998, the Members shall proceed to change the ownership structure of the Company pursuant to the provisions of
                Section 6.1.4. For purposes of the operation of Section 6.1.4, the date of the Saturn Transfer Notice shall be the date the Company receives notice that its products no longer qualify as minority sourced products; or

         7.1.4. upon the written request of any Member holding more than thirty percent (30%) of the Voting Class Percentages in the event any other Member (the "Competing Member") makes an investment, either directly or indirectly, of greater than thirty percent (30%) in any business that supplies Battery Cables, Ground Straps or Trailer Tow Harnesses to Automotive Customers in the Territory.

                In an attempt to avoid dissolution of the Company pursuant to this Section 7.1.4, the Competing Member shall give written notice to the other Members of its intention to make such an investment on the date of signing of a memorandum of understanding regarding such investment. The other Members holding Voting Interests shall have the right to call a meeting of the Members to discuss the subject of the competing investment. Following such meeting, any non-Competing Member holding more than thirty percent (30%) of the Voting Class Percentages shall have the right to proceed with dissolution of the Company or compel the sale of the Competing Member's Interest pursuant to the procedures set forth in Section 6.1.4. For purposes of the operation of Section 6.1.4, the date of the Transfer Notice referenced in Section 6.1.4 shall be the date that the Competing Member signs a memorandum of understanding."

6. Amendments to Regulations. The third sentence of Section 9.4 of the Regulations is


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         amended in its entirety to read as follows:

        "Except as expressly provided otherwise herein, these Regulations may not be amended without the written consent of all of the Members holding Voting Interests."

7. Ratification of Regulations. All other terms and provisions of the Regulations are ratified and affirmed and remain in full force and effect.

        This Amendment is signed by all the members of the Company as of the 28th day of February, 1999.

SATURN ELECTRONICS & ENGINEERING, INC.

By      /s/ W. Tsuha
    -------------------------------------------------
        Wallace K. Tsuha, Jr.
        Chairman, CEO and President


UNITED TECHNOLOGIES AUTOMOTIVE, INC.

By      /s/ Edwin L. Buker
    -------------------------------------------------
        Edwin L. Buker
        President, Electrical Systems - Americas




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